Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Carbonics Capital Corporation (the "Company"), certifies that:

     1. The Annual Report on Form 10K/A (Amendment No. 1) of the Company for the Year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     /S/      PAUL MILLER
                                     ----------------------------------
Dated: January 15, 2010                       PAUL MILLER
                                              Chief Executive Officer

                                     /S/      JACQUELINE FLYNN
                                     ----------------------------------
Dated: January 15, 2010                       JACQUELINE FLYNN
                                              Chief Financial Officer

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.